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                              FIRST AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                        COGEN TECHNOLOGIES LINDEN, LTD.


          THIS AMENDMENT AGREEMENT is made as of the 14th day of February, 1990, by and among Cogen Technologies, Inc., a Texas corporation, as the General Partner and Cogen Technologies Limited Partners Joint Venture, a Texas general partnership as the Limited Partner.

          WHEREAS, the parties hereto entered into that certain Agreement of Limited Partnership of Cogen Technologies Linden, Ltd. as of the 30th day of June, 1989;

          WHEREAS, the parties hereto have determined to amend Article III and
Section 16.2 of the Agreement as provided herein.

          NOW, THEREFORE, it is agreed as follows:

          1.   Article III is hereby amended in its entirety to read as follows:

                                  ARTICLE III

                                    Purpose

               The purposes of the Partnership are to design, finance, construct, own and operate a cogeneration facility in or near Linden, New Jersey for the generation and sale of electricity and the production and sale of steam (the "Facility"), to engage in all activities related or incident thereto, and to engage in any other activity (including, borrowing or lending money) that is not forbidden by the laws of the jurisdictions in which the Partnership engages in business.

          2.   The following provision is added as a final sentence to Section
16.2 of the Agreement:

          No Partner or any Affiliate thereof shall request (nor permit such a request by any party to whom such Partner or Affiliate is contemplating transferring a Partnership Interest or an equity interest in such Partner or any Affiliate) any order or
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          ruling from the Federal Energy Regulatory Commission, as to whether any action would potentially cause the Facility to lose its status as a Qualifying Cogeneration Facility, unless such request shall first have been reviewed and approved by the General Partner.

          3. This Amendment Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. It shall not be necessary for all parties to execute the same counterpart hereof.


          IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement as of the day and in the year first above written.


                                   COGEN TECHNOLOGIES, INC.


                                   By: [SIGNATURE ILLEGIBLE]
                                       ---------------------------------------
                                          Vice President


                                   COGEN TECHNOLOGIES LIMITED
                                   PARTNERS JOINT VENTURE


                                   By: /s/ Pauline E. BucK
                                       ---------------------------------------
                                       Pauline E. Buck, as Trustee of the
                                       Charles N. Buck Family Trust under the
                                       Will of Charles N. Buck


                                   By: /s/ Robert A. Hansen
                                       ---------------------------------------
                                       Robert A. Hansen



                                   By:  EVERGREEN ENERGY


                                        By: /s/ Velva G. Levine
                                            ----------------------------------
                                            Its:  Partner
                                                ------------------------------

                                      -2-
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                                   By:  The 1989 Energy Trust


                                        By: /s/ Jack R. Sowell
                                           -----------------------------------
                                           Jack R. Sowell, trustee and not
                                           his individual capacity)



                                   By:  /s/ C. Donald Van Wart
                                        --------------------------------------
                                        C. Donald Van Wart

                                   By:  Hansfam Three, a Trust


                                        By:  /s/ John P. Hansen
                                             ---------------------------------
                                             John P. Hansen, Trustee (and not
                                             in his individual capacity)

                                      -3-